GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Sep. 30, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS

In connection with the Transaction, MCFC paid the shareholders of Pioneer Funding Inc., (the “Sellers”) approximately $68.8 million in cash and 882,353 shares of MCFC’s common stock. Under the related purchase agreement, MCFC was also required to pay the Sellers an additional $5.0 million in contingent payments, of which $4.0 million was contributed to us and $1.0 million to CBD.  The final contingent payment was made on March 31, 2009.  The total purchase price was $90.2 million. Due to the Transaction, we recorded goodwill and amortizable intangible assets in the form of customer, agent and vendor relationships, trade name, technology for the lending system and the value of business acquired.

The fair value assigned to intangible assets acquired and assumed liabilities is supported by valuations using estimates and assumptions provided by management.

We test goodwill for impairment annually and more frequently if events and circumstances indicate that the asset may be impaired and that the carrying value may not be recoverable. Under the provisions of ASC-350, Intangibles — Goodwill and Other, a two-step impairment test is performed on goodwill.  In the first step, we compare the fair value of our reporting unit to its carrying value.  If the fair value of the reporting unit exceeds the carrying value of the net assets assigned to the reporting unit, goodwill is not considered impaired and we are not required to perform further testing. If the carrying value of the net assets assigned to the reporting unit exceeds the fair value of the reporting unit, then we must perform the second step of the impairment test in order to determine the implied fair value of the reporting unit’s goodwill. If upon completing the second step of the impairment test the carrying value of a reporting unit’s goodwill exceeds its implied fair value, then we would record an impairment loss equal to the difference.

Management engaged a third-party valuation specialist to assist with the annual goodwill impairment test. Our annual goodwill impairment test as of September 30, 2014, indicated that the second step of the impairment test was necessary. After performing the second step it was determined that the implied fair value of goodwill was less than the carrying value, resulting in an impairment charge of $31.5 million for the year ended September 30, 2014. The impairment charge was the result of a decline in future projected earnings due to changes in CBD's underwriting criteria and other operational changes that occurred in the fourth quarter of fiscal year 2014. The fair value of the reporting unit at September 30, 2014, was determined using the income approach and the market approach. The income approach is a valuation technique whereby we calculate the fair value the reporting unit based on the present value of estimated future cash flows, which are formed by evaluating historical trends, current budgets, operating plans and industry data. The market approach is a valuation technique whereby we calculate the fair value the reporting unit by comparing it to publicly traded companies in similar lines of business or to comparable transactions or assets. Management evaluates amortizable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Due to the nature of our amortizable intangible assets outstanding, changes in product offerings and the implementation of a new loan system, management determined that our amortizable intangible assets were fully impaired at September 30, 2014. An impairment charge of $2.6 million was recorded for the year ended September 30, 2014 for the carrying value of amortizable intangible assets. Amortization expense was $1.2 million and $1.7 million in fiscal 2014 and fiscal 2013, respectively.

Goodwill and intangible assets at September 30, 2014 and 2013 are as follows:

	As of and for the Years Ended September 30,
	2014				2013
	Gross			Net	Gross		Net
	Carrying Amount	Accumulated Amortization	Accumulated Impairment	Carrying Value	Carrying Amount	Accumulated Amortization	Carrying Value
	(dollars in thousands)

Customer relationships	$11,000	$(10,119)	$(881)	$—	$11,000	$(9,600)	$1,400
Agent relationships	700	(622)	(78)	—	700	(580)	120
Vendor relationships	1,700	(1,511)	(189)	—	1,700	(1,409)	291
Trade name	7,000	(5,591)	(1,409)	—	7,000	(5,013)	1,987
Technology	4,000	(4,000)	—	—	4,000	(4,000)	—

Total amortizable intangibles	$24,400	$(21,843)	$(2,557)	$—	$24,400	$(20,602)	$3,798

Goodwill	$31,474	$—	$31,474	$—	$31,474	$—	$31,474